                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported): November 9, 2003

             000-24478                                     38-3073622
       (Commission File No.)                   (IRS Employer Identification No.)


                             DEARBORN BANCORP, INC.
                             ----------------------
             (Exact name of registrant as specified in its charter)

                       22290 Michigan Avenue, Dearborn, MI
                       -----------------------------------
                    (Address of Principal Executive Offices)

                                      48124
                                      -----
                                   (Zip Code)

                                 (313) 274-1000
                                 --------------
              (Registrant's Telephone Number, Including Area Code)




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Item 9.  Regulation FD Disclosure


With great sadness, Dearborn Bancorp, Inc, reports the passing of Wilber M. Brucker, Jr., 77, on November 9, 2003. Mr. Brucker, a founding director and organizer of Dearborn Bancorp, Inc. and Community Bank of Dearborn, will be sorely missed. A memorial gift has been made on behalf of Mr. Brucker to Habitat for Humanity.















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DEARBORN BANCORP, INC.
FORM 8-K  (continued)


                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                             Dearborn Bancorp, Inc.
                                  (Registrant)






                              /s/ Jeffrey L. Karafa
                         -------------------------------
                                Jeffrey L. Karafa
                      Treasurer and Chief Financial Officer




Date:  November 14, 2003